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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549




                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 23, 1995
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                           THE LUBRIZOL CORPORATION
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           Ohio                          1-5263                 34-0367600
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)        Identification No.)




             29400 Lakeland Boulevard, Wickliffe, Ohio         44092
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          (Address of principal executive offices)          (Zip Code)




       Registrant's telephone number, including area code 216-943-4200
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Item 5.  Other Events
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Attached hereto as Exhibit 12 is a statement setting forth the computation of the ratio of earnings to fixed charges for each of the five years in the period ended December 31, 1994 and for the three month periods ended March 31, 1995 and 1994.



                                        THE LUBRIZOL CORPORATION



                                            /s/Gregory P. Lieb
                                        --------------------------------

                                        Gregory P. Lieb
                                        Chief Accounting Officer and
                                          Duly Authorized Signatory of
                                          The Lubrizol Corporation



June 23, 1995